                                                                   EXHIBIT 10.2


                           DIRECTOR STOCK OPTION PLAN


                                       OF


                               COMSTAR.NET, INC.


                           ADOPTED: September 1, 1999

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----


1.       PURPOSE...............................................................................................   1

2.       DEFINITIONS...........................................................................................   1

3.       TOTAL AGGREGATE SHARES................................................................................   2

4.       RULE 16B-3 PLAN AND SHAREHOLDER APPROVAL..............................................................   3

5.       TYPE OF OPTIONS.......................................................................................   3

6.       GRANTS OF OPTIONS.....................................................................................   3

7.       EXERCISE PRICE, VESTING SCHEDULE AND TERM OF OPTION...................................................   3

8.       EXERCISE OF OPTION....................................................................................   4

9.       TERMINATION OF OPTION PERIOD.............................................................................5

10.      ASSIGNABILITY OF OPTIONS.................................................................................5

11.      ADJUSTMENTS..............................................................................................5

12.      PURCHASE FOR INVESTMENT...............................................................................   6

13.      AMENDMENTS, MODIFICATIONS, SUSPENSION OR DISCONTINUANCE OF THIS PLAN..................................   6

14.      GOVERNMENTAL REGULATION...............................................................................   6

15.      MISCELLANEOUS.........................................................................................   7

16.      EFFECTIVE DATE AND TERMINATION DATE...................................................................   7

                           DIRECTOR STOCK OPTION PLAN
                                       OF
                               COMSTAR.NET, INC.


     1.     PURPOSE.     The Director Stock Option Plan of comstar.net, inc.
(the "Company") is intended as an incentive to retain, as directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

     2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

            (a)    "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company, without par value per share, for so long as such Series of Common Stock remains outstanding or, if all Common Stock of the Company has been converted into or exchanged for another class or series of securities, "Common Stock" shall mean such class or series of securities.

            (d) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 6(c) hereof.

            (e)    "Director" shall mean a member of the Board.

            (f) "Eligible Person(s)" shall mean those persons who are, as of a specified date, non-employee Directors of the Company.

            (g) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" of a Share on any date of reference shall be the Closing Price on the business day preceding such date. For this purpose, the "Closing Price" of the Shares on any business day shall be: (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation; (ii) if Shares are quoted on Nasdaq, or any similar system of automated dissemination of quotations of securities prices in common use, the average of the closing high bid and low asked quotations for such day of Shares on such system; (iii) if neither clause
(i) nor (ii) is applicable, the average of the high bid and low asked quotations for Shares as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five of the ten preceding days;
(iv) in lieu of the above, if actual transactions in the Shares are reported on a consolidated transaction reporting system, the last sale price of the Shares for such day and on such system; or (v) prior to an Initial Public Offering, the fair market value of such Shares as determined by the Board which, in making such determination, shall consider and rely upon the prices at which securities of the Company have previously been sold in transactions between:
(x) the Company and parties who were not, at the time of such sale, affiliated with the Company; and (y) parties who are were not, at the time of such sale, affiliated with the Company.

            (j) "Initial Grant Date" shall mean the date upon which this Plan is approved by the Board.

            (k) "Initial Public Offering" shall mean the offer and sale by the Company of its equity securities in a transaction underwritten by an investment banking firm following the completion of which (i) such equity securities are listed for trading on any national securities exchange or (ii) there are at least two market makers who are making a market in such equity securities through the Nasdaq National Market System.

            (l) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option, as defined in Section 422 of the Code.

            (m)    "Option" shall mean any option granted under this Plan.

            (n) "Option Agreement" shall mean an option agreement between the Company and an Optionee.

            (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death or disability of such person.

            (p) "Plan" shall mean this Director Stock Option Plan of comstar.net, inc.

            (q)    "Share(s)" shall mean a share or shares of the Common Stock.

            (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chains.

       3.   TOTAL AGGREGATE SHARES. Subject to the adjustments set forth in
Section 11 hereof, a total of 600,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the

Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be the subject of any Option under the Plan.

       4. RULE 16B-3 PLAN AND SHAREHOLDER APPROVAL. The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan will be subject to approval by shareholders of the Company owning a majority of the issued and outstanding shares of Common Stock present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

       5. TYPE OF OPTIONS. An Option granted hereunder shall be a Nonqualified Stock Option.

       6.   GRANTS OF OPTIONS.

            (a) Options shall be granted only to Eligible Persons. Each Option shall be evidenced by an Option Agreement, which shall contain terms that are not inconsistent with this Plan or applicable laws.

            (b) The Options granted to Directors under this Plan shall be in addition to regular director's fees, if any, or other benefits, if any, with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Options granted under the Plan shall confer upon any person any right to continue to serve as a Director.

            (c) Each Eligible Person who becomes an Eligible Person by reason of being elected as a Director after the Initial Grant Date shall be granted on the date of his initial election an Option to acquire the number of shares of Common Stock determined in the discretion of the Board for his service as a Director.

            (d) No Options shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     7.     EXERCISE PRICE, VESTING SCHEDULE AND TERM OF OPTION.

            (a) The exercise price of each Share placed under an Option pursuant to this Plan shall be the Fair Market Value of such Share on the Date of Grant.

            (b) Vesting of each Option shall be at the discretion of the Board and shall be based on the date the Director commences service to the Company. Options shall vest only if the Optionee is serving as a Director of the Company on the vesting date.

            (c) Each Option granted under this Plan shall have a term of five years from the Date of Grant of such Option.

     8.     EXERCISE OF OPTION.

            (a) After the six-month anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part.

            (b) Options may be exercised: (i) during the Optionee's lifetime, solely by the Optionee; (ii) if an Option has been assigned pursuant to Section 10 hereof, by the successor Optionee; or (iii) after Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

            (c) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable Option Agreement; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

            (d) The exercise price of any Shares purchased shall be paid, at the option of the Optionee (i) solely in cash by certified check, cashier's check, money order or personal check (if approved by the Board); (ii) in Common Stock of any series theretofore owned by such Optionee; or (iii) without the exchange of any funds, by the Optionee electing to receive the full number of Shares purchasable under the Option then being exercised less that number of Shares that have a value (i.e., the Fair Market Value of the Shares less the Exercise Price with respect to such Shares) being equal to the Exercise Price (or by a combination of the above); provided, however, that, in the case of the preceding clause (ii), if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option; provided, further, however, that such exercise transaction shall not result in a violation of
Section 16 of the Exchange Act. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

            (e) The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

     9. TERMINATION OF OPTION PERIOD. The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

            (a) other than by reason of such Optionee's death or disability 180 days after the date that the Optionee's position as a Director of the Company terminates;

            (b)    one year after the death of Optionee;

            (c) one year after the date on which the Optionee's position as Director is terminated by reason of a mental or physical disability determined by a medical doctor satisfactory to the Company; or

            (d)    five years after the Date of Grant of such Option.

     10. ASSIGNABILITY OF OPTIONS. No Option shall be assignable or otherwise transferable, except to members of the Optionee's immediate family or by will, or the laws of descent and distribution, and no Option shall be transferrable by an Optionee in violation of Section 16 of the Exchange Act.

     11.    ADJUSTMENTS.

            (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares, through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and, with respect to Options, the exercise price per Share): (i) subject to outstanding Options; (ii) reserved under the Plan; and (iii) granted as subsequent Options.

            (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Option, each Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share: (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity); and (ii) any other notes, evidences of indebtedness or other property, that the Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Shares immediately prior to such merger, consolidation or other reorganization.

            (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

            (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     12. PURCHASE FOR INVESTMENT. As a condition of any issuance of a stock certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

            (a) a representation and warranty by the Optionee to the Company, at the time his Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     13. AMENDMENTS, MODIFICATIONS, SUSPENSION OR DISCONTINUANCE OF THIS PLAN. For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months.

     14. GOVERNMENTAL REGULATION. This Plan and the granting of Options and the exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.    MISCELLANEOUS.

            (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

            (b) This Plan shall be governed by the laws of the State of Georgia.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

            (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

     16.    EFFECTIVE DATE AND TERMINATION DATE. The effective date of this
Plan is September 1, 1999, the date on which the Board adopted this Plan, but is subject to the approval of the holders of a majority of the common stock, without series designation, present either in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present representing a majority of all outstanding voting common stock, without series designation. In the event that such shareholder approval is not obtained, all options granted pursuant to the Plan shall be null and void. This Plan shall terminate on the tenth anniversary of the effective date.

[COMSTAR LOGO]                                           STOCK OPTION AGREEMENT

     THIS DIRECTOR STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this the___ day of__ , 1999, by and between comstar.net, inc., a Georgia corporation (the "Company"), and___ (the "Optionee").

      WHEREAS, effective as of September 1, 1999, the Board of Directors of the Company adopted a stock option plan known as the "Director Stock Option Plan of comstar.net, inc." (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

         WHEREAS, the Committee has granted the Optionee the right and option (the "Option") to purchase the number of shares of the Company's common stock (the "Stock") as set forth below, and in consideration of the granting of that Option the Optionee intends to continue to perform services as a director of the Company; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to the Option in accordance with the Plan.

         NOW, THEREFORE, in consideration of the above and the covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This Option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee of the Option to purchase all or any part of the number of shares of Stock, set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. This Option is not an Incentive Stock Option.

3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below).

4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Stock that the Optionee is eligible to purchase in accordance with the terms hereof and the Plan as to which the Option remains unexercised (such shares being called "Purchasable" herein). In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares of Stock with respect to which this Option was not exercised shall no longer be subject to this Option.

5. Option Non-Transferable. No portion of this Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is an officer, director or holder of 10% or more of any class of the Company's securities who is or would be required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 (a "Section 16 Insider") prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 hereof to the attention of the Chief Financial Officer or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder; (b) contain such information as may be reasonably required pursuant to Section 12 hereof; and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price (as defined on Schedule A hereto) applicable to such shares as provided herein; (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder; or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

7. Adjustment in Option. The number of shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with the Plan.

8.   Termination of Directorship.

     (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's directorship with the Company or any of its subsidiaries, other than a termination that is either (i) for Cause; (ii) voluntary on the part of the Optionee and without written consent of the Company; or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 90 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's directorship with the Company that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

     (c) Unless and to the extent otherwise provided in Schedule A hereto, in the event that the Optionee is not elected to the board for another term as prescribed by the Company or any subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of expiration of the Optionee's term (provided that, on the date which is three months after the date of expiration of the Optionee's term, where the Optionee is not reelected, the Options will become void and unexercisable). This Option does not represent an employment contract and does not confer upon the Optionee any right with respect to the status or continuance of a directorship or other relationship by the Company or by any of its subsidiaries either during or after the term hereof.

9. Disabled Optionee. In the event of termination of a directorship with the Company because of the Optionee's becoming subject to a Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of directorship with the Company under Section 8(a) above, in the event of the Optionee's death while a director of the Company or any of its subsidiaries or within three months after a termination of directorship (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was a director of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's directorship with the Company terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

11. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate the law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

13. Restriction on Disposition of Shares. The shares purchased pursuant to the exercise of a Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Stock Option. The shares of Stock purchased pursuant to the exercise of this Option shall not be sold, conveyed or otherwise transferred except pursuant to and in compliance with an effective registration statement applicable to such shares or a valid exemption from registration (with proof of such registration or exemption being delivered to and satisfactory to the Company, in its sole discretion).

14.  Miscellaneous.

     (a) This Agreement shall be binding upon the parties hereto and their representatives (including in bankruptcy), heirs, successors and assigns.

     (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 2812 Spring Street, Suite 210, Atlanta, Georgia 30339.

     (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Director Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Director Stock Option Agreement under seal, all as of the day and year first above written.

comstar.net, inc.

Accepted By:

------------------------------------------------------------------------------


Signature

James C. Howell
------------------------------------------------------------------------------
Name

CEO
------------------------------------------------------------------------------
Title


OPTIONEE

Accepted By:

------------------------------------------------------------------------------
Signature

------------------------------------------------------------------------------
Name

------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------
City, State Zip


ATTEST:

------------------------------------------------------------------------------
Secretary or Assistant Secretary

Edward N. Landa
------------------------------------------------------------------------------
Name



                                     [SEAL]

[COMSTAR LOGO]                                                SCHEDULE A TO THE
                                                         STOCK OPTION AGREEMENT

This Schedule A to the Stock Option Agreement (this "Agreement") is entered into as of this___ day of___ , 1999, by and between comstar.net. inc., and____.

     1.   Number of Shares Subject to Option: ___ shares.

     2.   Option Exercise Price: $____ per share.

     3.   Date of Grant: ____.

     4.   Option Vesting Schedule:

          Check One:

          [ ] Options are exercisable with respect to all shares on or after the date hereof

          [ ] Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares.

               Number of Shares                         Vesting Date
               ----------------                         ------------





     5.   Option Exercise Period:

          Check One:

          [ ] All options expire and are void unless exercised on or before___.

          [ ] Options expire and are void unless exercised on or before the date indicated next to the number of shares:

               Number of Shares                      Expiration Date
               ----------------                      ---------------





     6. Effect of Termination of Employment on Optionee (if different from that set forth in Sections 8, 9 and 10 of the Stock Option Agreement).


                 Not Applicable.

[COMSTAR LOGO]                                                SCHEDULE B TO THE
                                                         STOCK OPTION AGREEMENT

                  NOTICE OF EXERCISE

                  The undersigned hereby notifies comstar.net, inc. (the "Company") of this election to exercise the undersigned's stock option to purchase_____ shares of the Company's common stock (the "Common Stock"), pursuant to the Director Stock Option Agreement (the "Agreement") between the undersigned and the Company dated_____ . Accompanying this Notice is (1) a certified or a cashier's check in the amount of $_____ payable to the Company, and/or (2)____ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Plan referenced in the
Agreement) as of the date hereof of $     , such amounts being equal, in the
aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to the Plan).

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this____ day of ___,___.



                                   OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                                   EXECUTOR OR PERSONAL REPRESENTATIVE]



                                   -----------------------------------------
                                   Signature

                                   -----------------------------------------
                                   Name

                                   -----------------------------------------
                                   Position (if other than Optionee)